Exhibit 99.2
PART 1. FINANCIAL INFORMATION
ITEM 1 — FINANCIAL STATEMENTS
AULT INCORPORATED & SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Share and Per Share Amounts)

	(Unaudited)
	Three Months Ended		Six Months Ended
	Nov. 27	Nov. 28	Nov. 27	Nov. 28
	2005	2004	2005	2004
Net Sales	$9,254	$8,225	$18,452	$18,561

Cost of Goods Sold	6,652	5,916	13,590	13,577

Gross Profit	2,602	2,309	4,862	4,984

Operating Expenses:
Marketing	899	912	1,697	1,696
Design Engineering	807	758	1,504	1,479
General and Administrative	1,279	1,157	2,850	2,456

	2,985	2,827	6,051	5,631

Operating Loss	(383)	(518)	(1,189)	(647)

Other Income (Expense):
Interest Expense	(40)	(101)	(89)	(189)
Other	5	(29)	95	(16)

	(35)	(130)	6	(205)

Loss Before Income Taxes	(418)	(648)	(1,183)	(852)

Income Tax Expense	—	1	2	2

Loss From Continuing Operations	(418)	(649)	(1,185)	(854)

Discontinued Operations	—	(5)	—	31

Net Loss	(418)	(654)	(1,185)	(823)

Redeemable Convertible Preferred Stock Dividends	(36)	(36)	(72)	(72)

Net Loss Applicable to Common Stockholders	$(454)	$(690)	$(1,257)	$(895)

Net Basic and Diluted Loss Per Common Share:
Continuing Operations	$(0.09)	$(0.14)	$(0.26)	$(0.19)
Discontinued Operations	—	—	—	—

Loss Per Common Share	$(0.09)	$(0.14)	$(0.26)	$(0.19)

Common and Equivalent Shares Outstanding:
Basic	4,861,192	4,803,318	4,821,918	4,795,870
Diluted	4,861,192	4,803,318	4,821,918	4,795,870
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AULT INCORPORATED & SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Dollars in Thousands)

	(Unaudited)
	November 27,	May 29,
	2005	2005
Assets:
Current Assets
Cash and Equivalents	$3,996	$2,191
Trade Receivables, Less Allowance for Doubtful Accounts of $825 at November 27,2005; $781 at May 29, 2005	5,136	5,766
Inventories	3,996	3,377
Note Receivable JEC — Current Portion	1,125	563
Prepaid Expenses and Other	848	741

Total Current Assets	15,101	12,638

Property, Equipment and Leasehold Improvements:
Building and Leasehold Improvements	764	764
Machinery and Equipment	5,333	5,314
Office Furniture	391	344
Data Processing Equipment	1,682	1,630

	8,170	8,052

Less Accumulated Depreciation	5,837	5,677

Net Property Equipment and Leasehold Improvements	2,333	2,375

Other Assets	79	106
Note Receivable JEC — Non-current Portion	1,125	1,687

Total Assets	$18,638	$16,806

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AULT INCORPORATED & SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Dollars in Thousands)

	(Unaudited)
	November 27,	May 29,
	2005	2005
Liabilities and Stockholders’ Equity:
Current Liabilities
Note Payable to Bank	$2,176	$—
Current Maturities of Long-Term Debt	296	290
Accounts Payable	6,312	5,482
Accrued Compensation	923	978
Accrued Commissions	283	272
Other	477	350

Total Current Liabilities	10,467	7,372

Redeemable Convertible Preferred Stock, No Par Value, 2,074 Shares Issued and Outstanding; Liquidation Preference of $1,000 Per Share	2,074	2,074

Stockholders’ Equity:
Preferred Stock, No Par Value, Authorized, 1,000,000 Shares; None Issued.	—	—
Common Shares, No Par Value, Authorized 10,000,000 Shares; Issued and Outstanding 4,861,192 on November 27, 2005; and 4,806,116 on May 29, 2005;	21,520	21,390
Notes Receivable arising from the sale of common stock	(42)	(44)
Accumulated Other Comprehensive Loss	(83)	55
Accumulated Deficit	(15,298)	(14,041)

	6,097	7,360

	$18,638	$16,806

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AULT INCORPORATED & SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in Thousands)

	(Unaudited)
	Six Months Ended
	November 27,	November 28,
	2005	2004
Cash Flows From Operating Activities:
Net Loss	$(1,185)	$(823)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Depreciation	234	322
Gain on Disposal of Assets	(62)
Changes in Assets and Liabilities:
(Increase) Decrease In:
Trade Receivables	649	778
Inventories	(698)	676
Prepaid and Other Expenses	(68)	(130)
Increase (Decrease) in:
Accounts Payable	742	387
Accrued Expenses	76	(149)
Discontinued Operations	—	(102)

Net Cash Provided by (Used in) Operating Activities	(312)	959

Cash Flows From Investing Activities:
Purchase of Equipment and Leasehold Improvements	(132)	(122)
Discontinued Operations	—	(18)

Net Cash Used in Investment Activities	(132)	(140)

Cash Flows From Financing Activities:
Net Borrowings (Payments) on Revolving Credit Agreements	2,176	(116)
Proceeds from Issuance of Common Stock	94	72
Proceeds from Common Stock Receivable	2	—
Dividend Payments	(36)	—
Principal Payments on Long-Term Borrowings	—	(109)
Discontinued Operations	—	(256)

Net Cash Provided by (Used in) Financing Activities	2,236	(409)

Effect of Foreign Currency Exchange Rate Changes on Cash	13	—

Increase in Cash and Cash Equivalents	1,805	410

Cash and Cash Equivalents at Beginning of Period	2,191	837

Cash and Cash Equivalents at End of Period	$3,996	$1,247

Non-Cash Transaction:

Issuance of Common Stock to Pay Preferred Stock Dividends	36	72

Trade Receivable Converted to a Note Receivable		185
Trade Receivable Converted to a Note Receivable	—	185

AULT INCORPORATED AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SECOND QUARTER ENDED NOVEMBER 27, 2005
1. Summary of Consolidation Principles
The accompanying consolidated financial statements include the accounts of Ault Incorporated, its wholly owned subsidiaries, Ault Electronics Shanghai Ltd., Ault International Trade Shanghai Co., Ltd., and Ault Xianghe Co. Ltd. All intercompany transactions and balances have been eliminated. The foreign currency translation adjustment represents the translation into United States dollars of the Company’s investment in the net assets of its foreign subsidiaries in accordance with the provisions of FASB Statement No. 52.
The balance sheet of the Company as of November 27, 2005, and the related statements of operations and cash flows for the three and six months ended November 27, 2005 and November 28, 2004 have been prepared without being audited. In the opinion of the management, these statements reflect all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the position of Ault Incorporated and subsidiaries as of November 27, 2005 and November 28, 2004, and the results of operations and cash flows for all periods presented.
Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. Therefore, these statements should be read in conjunction with the financial statements and notes thereto included in the Company’s May 29, 2005 Form 10-K/A.
Prior results have been restated as disclosed in the Company’s May 29, 2005 form 10-K/A.
The results of operations for the interim periods are not necessarily indicative of results that will be realized for the full fiscal year.
Management plans — The financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company sustained net losses applicable to common stockholders of $5,472,302 in 2005 and $5,793,646 in 2004 and at May 29, 2005 had an accumulated deficit of $14,041,346. The Company provided $1,479,695 of cash for operating activities in 2005. In the first six months of fiscal 2006, the Company has recorded a net loss applicable to common stockholders of $1,257,000 and had an accumulated deficit of $15,298,000 as of November 27, 2005. The Company has used $312,000 of cash for operating activities for the first six months of fiscal year 2006. Future operations may require the Company to borrow additional funds. The Company has a financing agreement, which includes a $7,000,000 line-of-credit agreement through December 4, 2006. There was an outstanding balance on this line-of-credit at November 27, 2005 in the amount of $2,176,000 with current availability of $3,509,000 as determined by the Company’s borrowing base. The Company is out of compliance with the covenants in the financing agreement. The Company is currently in discussions with the lending facility to determine if an amendment or waiver will be necessary.

Based on available funds, current plans and business conditions management believes that the Company’s available cash, borrowings and amounts generated from operations, will be sufficient to meet the Company’s cash requirements for the next 12 months and the foreseeable future. The assumptions underlying this belief include, among other things, that there will be no material adverse developments in the business or market in general. There can be no assurances however that those assumed events will occur. If management’s plans are not achieved, there may be further negative effects on the results of operations and cash flows, which could have a material adverse effect on the Company.
Subsequent events — On December 16, 2005, SL Industries, Inc., a New Jersey corporation (“SL Industries”), Lakers Acquisition Corp., a Minnesota corporation and a wholly owned subsidiary of SL Industries (“Purchaser”), and Ault Incorporated, a Minnesota corporation (“Ault” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).
Pursuant to the terms of the Merger Agreement, Purchaser will commence a tender offer (the “Offer”) for all of the issued and outstanding shares of common stock, no par value per share (the “Company Common Stock”), of Ault, including associated preferred stock rights (the “Rights” and together with the Company Common Stock, the “Shares” and each share thereof, a “Share”), at a price equal to $2.90 per Share net to the seller in cash (or any higher price per Share paid in the Offer) (the “Offer Price”), without interest (and subject to applicable withholding taxes). The Offer commenced on December 23, 2005. Upon the terms and subject to the conditions set forth in the Merger Agreement, following a successful completion of the Offer, Purchaser will be merged with and into Ault with Ault surviving the merger as a wholly owned subsidiary of SL Industries (the “Merger”). In the Merger, each Share (other than Shares owned by SL Industries, Purchaser, or shareholders, if any, who have perfected statutory dissenters’ rights under Minnesota law) will be converted into the right to receive the Offer Price, without interest (and subject to applicable withholding taxes).
Discontinued operations — On May 20, 2005, the Company completed the sale of its wholly owned subsidiary, Ault Korea Corporation (“Ault Korea”), to JEC Korea Co., Ltd (“JEC”) for $3.7 million. The agreement includes the receipt of $1,472,000 in cash and a secured note in the amount of $2,250,000. The transaction resulted in a loss of approximately $2,442,000 and the reclassification of the Korean subsidiary activity as “discontinued operations” for all periods presented.
The sale includes all assets and liabilities of Ault Korea Corporation and the use of the “Ault Korea” name in Korea for a period of three years. Ault Korea includes the property in Seoul, South Korea and approximately 110 employees. As part of the terms of the agreement, JEC has the rights to sell power conversion products in Korea while Ault will have rights to sell the same power conversion products throughout the rest of the world. Prior to this transaction, JEC was a supplier of Ault, but otherwise no material relationship existed between Ault and JEC, or their respective affiliates, directors or officers, or any associates of their directors and officers.
The secured note receivable is scheduled to be paid in four equal installments of $562,500 in December 2005, June 2006, December 2006 and the final installment in June 2007.
Revenues and results of operations for the Korean subsidiary for the six-month period presented include the following:

Quarter Ended
November 28, 2004
(in thousands)
Net Sales	$5,740

Income from Discontinued Operations	31

2. Stock Compensation
The Company’s 1986 and 1996 stock option plan has reserved 600,000 and 1,500,000 common shares, respectively, for issuance under qualified and nonqualified stock options for its key employees and directors. Option prices are the market value of the stock at the time the option was granted. Options become exercisable as determined at the date of grant by a committee of the Board of Directors. Options expire ten years after the date of grant unless an earlier expiration date is set at the time of grant.
The Company has adopted the disclosure-only provisions of SFAS No. 123, Accounting for Stock-Based Compensation. Accordingly, no compensation cost has been recognized for the stock option plan, as all options were issued with exercised prices at or above fair value. Had compensation cost for the Company’s stock option plans been determined based on the fair value at the grant date for awards in 2004 and 2003 consistent with the provisions of SFAS No. 123, the Company’s net loss and net loss per share would have changed to the pro forma amounts indicated below:
Amounts in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	Nov. 27,	Nov. 28,	Nov. 27,	Nov. 28,
	2005	2004	2005	2004
Net loss applicable to common stockholders:
as reported	$(454)	$(690)	$(1,257)	$(895)
pro forma	(470)	(752)	(1,304)	(1,008)
per share, basic, as reported	(0.09)	(0.14)	(0.26)	(0.19)
per share, diluted, as reported	(0.09)	(0.14)	(0.26)	(0.19)
per share, basic, pro forma	(0.10)	(0.16)	(0.27)	(0.21)
per share, diluted, pro forma	(0.10)	(0.16)	(0.27)	(0.21)
3. Inventories
The components of inventory (in thousands) at November 27, 2005 and May 29, 2005 are as follows:

	November 27,	May 29,
	2005	2005
Raw Materials	$2,816	$1,701
Work-in-process	124	514
Finished Goods	1,056	1,162

	$3,996	$3,377

4. Warranty
The Company offers its customers up to a three-year warranty on products. Warranty expense is determined by calculating the historical relationship between sales and warranty costs and applying the calculation to the current period’s sales. Based on warranty repair costs and the rate of return, the Company periodically reviews and adjusts its warranty accrual. Actual repair costs are offset against the reserve. The following table shows the fiscal 2006 and fiscal 2005 year-to-date activity for the Company’s warranty accrual (in thousands):

	FY 2006	FY 2005
Beginning Balance	$134	$125

Charges and Costs Accrued	36	34

Less Repair Costs Incurred	18	15

Ending Balance	$152	$144

5. Debt
The Company has a financing agreement, which includes a $7,000,000 revolving line-of-credit agreement through December 4, 2006. Interest on advances is at the prime rate plus 2% (prime plus 5% default rate) for fiscal year 2006. The rate at November 27, 2005 was 9.00% and on May 29, 2005 was 8.00%. All advances are due on demand and are secured by all assets of the Company. The Company’s financing agreement contains financial covenants, which require the Company, among other things, to maintain a minimum capital base, and also impose certain limitations on additional capital expenditures and the payment of dividends. At the end of the second quarter of fiscal 2006, the Company’s net worth and income before taxes did not meet the minimum of the credit agreement. The Company is currently in discussions with the lending facility to determine if an amendment or waiver will be necessary. The availability of the line is based on the outstanding receivables of the Company; the amount available at November 27, 2005 was $3,509,000. There were advances outstanding on the revolving line of credit of $2,176,000 at November 27, 2005 with none outstanding at May 29, 2005.
Long-term debt (in thousands) including current maturities contain the following:

	November 27,	May 29,
	2005	2005
5.3% uncollateralized term loan, due in January 2006	296	290

6. Stockholders’ Equity

Six Months Ended
November 27, 2005
($000)
Total Stockholders’ Equity — May 29,2005	$7,360

Net Loss	$(1,185)

Net change in Foreign currency translation adjustment	(138)
Comprehensive Loss	(1,323)
Issue 41,003 shares of common stock in accordance with stock purchase plan	94
Preferred Stock Dividends Declared	(72)
Preferred Stock Dividends Paid with Common Stock	36
Payment of receivable from sale of common stock	2

Total Stockholders’ Equity — November 27, 2005	$6,097

7. Net Loss Per Common Share
Basic and diluted earnings per share are presented in accordance with Statement of Financial Accounting Standards (SFAS) No. 128, Earnings per Share. The Redeemable Convertible Preferred Stock and stock options had no effect on diluted weighted average shares outstanding, as they were anti-dilutive.

	Three Months Ended		Six Months Ended
	November 27,	November 28,	November 27,	November 28,
	2005	2004	2005	2004
Loss Applicable to Common Shareholders (in thousands)	$(454)	$(690)	$(1,257)	$(895)
Basic — Weighted Average Shares Outstanding	4,861,192	4,803,318	4,821,918	4,795,870
Diluted — Weighted Average Shares Outstanding	4,861,192	4,803,318	4,821,918	4,795,870
Basic Loss per Share	$(0.09)	$(0.14)	$(0.26)	$(0.19)

Diluted Loss per Share	$(0.09)	$(0.14)	$(0.26)	$(0.19)

8. Accounting Pronouncements
In December 2004, the Financial Accounting Standards Board issued a revision to Statement of Financial Accounting Standards123 (SFAS 123(R)), Share-Based Payment. The revision requires all entities to recognize compensation expense in an amount equal to the fair value of share-based payments granted to employees. The statement eliminates the alternative method of accounting for employee share-based payments previously available under Accounting Principles Board Opinion No. 25. The Statement is effective for the Company beginning in the first quarter of fiscal 2007. The Company has not completed the process of evaluating the impact that will result from adopting SFAS 123(R).